UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2012

ANCESTRY.COM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34518	26-1235962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT		84604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 705-7000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 17, 2012, the Court (the “Court”) in In re: Ancestry.com Inc. Shareholder Litigation (Consolidated C.A. No. 7988) (the “litigation”) heard argument on plaintiffs’ motion to preliminarily enjoin the proposed merger between Ancestry.com Inc. (the “Company” or “Ancestry”) and Global Generations Merger Sub Inc. and the upcoming special meeting of the Company’s stockholders. At the conclusion of the hearing, the Court enjoined the currently scheduled December 27, 2012 special stockholders’ meeting unless Ancestry stockholders were provided the information that appears below.

SUPPLEMENT TO PROXY STATEMENT

The following information supplements the proxy statement filed by the Company dated November 30, 2012 (the “proxy statement”) and should be read in conjunction with the proxy statement, which should be read in its entirety. Any page references in the information below are to pages in the proxy statement, and terms used below have the meanings set forth in the proxy statement, unless otherwise defined below.

Special Factors – Background of the Merger

The following disclosure supplements the discussion beginning on page 16 of the proxy statement concerning the Background of the Merger:

•

In May 2012, Ancestry management developed the Company projections (the “Company Projections”) in accordance with the Board’s instructions for use in the sale process. During May and June, at the Board’s instruction, Qatalyst contacted potential bidders based on discussions among Qatalyst, the Board, and management. The Company Projections were provided to the parties who had executed confidentiality agreements.

Qatalyst indicated in late September to Ancestry management that it was unlikely to be able to provide a fairness opinion as to a merger at the prices being discussed with Permira on the basis of the Company Projections, if those projections represented management’s best estimate of the Company’s future performance. Ancestry management then worked on developing scenarios reflecting their current best estimate of Ancestry’s future performance for use by Qatalyst in considering whether to provide a fairness opinion. Some time in early October, Qatalyst told the Board that it would be difficult for Qatalyst to provide a fairness opinion at $32 a share. The Board instructed management to continue developing the scenarios with their current best estimates of Ancestry’s future performance. These scenarios, which are referred to as the “Sensitivities,” were presented to Qatalyst in final form on October 16, two days before Qatalyst delivered its oral fairness opinion as to the merger agreement with Permira.

•

During the course of the strategic process, Ancestry had, on the advice of its counsel, entered into confidentiality agreements with potential bidders. Each confidentiality agreement contained a standstill provision (a “standstill”) preventing the potential bidder from offering to purchase shares of Ancestry for twelve or eighteen months, without the written invitation of the Ancestry Board or Chief Executive Officer. In addition, each confidentiality agreement contained a provision stating that a potential bidder was not permitted to ask for a waiver of the standstill (a “no-ask, no-waiver” provision). Thus, absent Ancestry’s decision affirmatively to waive the no-ask, no-waiver provision of the confidentiality agreement, none of the parties to the confidentiality agreements could approach Ancestry to request a waiver of the standstill in order to present an offer to purchase shares of Ancestry in a consensual merger or other form that might constitute a superior proposal under Section 5.3 of the Merger Agreement with Permira.

After the plaintiffs in the litigation filed suit challenging, among other things, the propriety of the no-ask, no-waiver provisions of the confidentiality agreements, the general counsel of Ancestry sent each of the parties to the confidentiality agreements a letter affirmatively waiving the no-ask, no-waiver provisions, thus permitting those parties to request a waiver of the standstill in order to make a superior proposal consistent with Section 5.3 of the Merger Agreement. Those letters were sent by email and Federal Express on December 11, 2012.

Forward-looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2011 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company has filed with the SEC and furnished to the Company’s stockholders a definitive proxy statement dated November 30, 2012. Stockholders are urged to read the proxy statement because it contains important information about the proposed transaction. Investors and security holders may obtain a free copy of documents filed by Ancestry.com with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of Ancestry.com’s filings with the SEC from Ancestry.com’s website at ir.ancestry.com.com/sec.cfm or by directing a request to: Ancestry.com 360 West 4800 North, Provo, Utah 84604, Attn: Investor Relations, (801) 705-7942.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2012. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation has been included in the definitive proxy statement the Company filed with the SEC on November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ancestry.com Inc.

Date: December 19, 2012	By:	/s/ William C. Stern
		Name:	William C. Stern
		Title:	General Counsel